Exhibit 99.1

    Vignette Reports Solid Second Quarter 2006 Financial Results;
      Company Drives Revenue Growth and Strong Earnings Per Share

    AUSTIN, Texas--(BUSINESS WIRE)--July 27, 2006--Vignette Corporation (NASDAQ:VIGN) today announced financial results for the second quarter of 2006. Total revenue for the second quarter of 2006 was $48.8 million, up 4% from the second quarter of 2005. Vignette also added another $6 million in cash, cash equivalents and short-term investments during the quarter, bringing the total cash and short-term equivalents balance to $208 million.
    On a GAAP basis, Vignette's net income for the quarter was $858,000 and EPS was $0.03. On a non-GAAP basis, Vignette's net income for the quarter was $4.0 million and EPS was $0.13. Non-GAAP results generally exclude purchased in-process research and development, acquisition-related charges, stock option expense, amortization expense for certain intangible assets, and one-time charges and gains. One-time charges and gains generally relate to business restructuring, investment and fixed asset impairment. A reconciliation of net income calculated in accordance with GAAP and non-GAAP net income is provided in the tables immediately following the condensed consolidated balance sheets and a further description of non-GAAP adjustments can be found under the caption "Non-GAAP Financial Information" below.
    "We had a good quarter," said Mike Aviles, president and chief executive officer. "We posted strong revenue, solid earnings and great cash flow. We are focused on the right things to drive long-term growth and profitability."

    Quarterly Milestones

    New Business

    Vignette recognized orders from new and existing customers during the quarter including AAA, Adelaide Bank Limited, American Express, ASM International, Department of Premier and Cabinet (Australia), Department of Trade and Industry (U.K.), E.W. Scripps Co., Fortis NA, Hitachi Global Storage Technologies, Insurance Australia Group Limited, International Truck and Engine Corporation, MBF Limited, Mount Sinai Hospital, National Geographic Society, Parker Hannifin Corporation, The Stelter Company, Siemens Medical Solutions, Sun Microsystems Inc., TV Globo Ltda. and Unilever France.

    Pat Kelly Named CFO

    Pat Kelly joined Vignette as chief financial officer on July 17, 2006. Prior to Vignette, Kelly served as director of Global Facilities Planning at Dell Inc. and spent six years as CFO of Trilogy Software, one of the world's largest privately held software companies. Prior to Trilogy, Pat served as CFO at The Sabre Group through its spin-out from American Airlines and initial public offering. Kelly also served as vice president of Financial Planning and Analysis with American Airlines.

    3Q 2006 Financial Outlook

    Vignette currently anticipates third quarter 2006 revenue to be between $46 million and $50 million. Third quarter 2006 GAAP net income is currently expected to be between $0.00 and $0.06 per share on a fully diluted basis. On a non-GAAP basis, excluding the charges detailed below in the "Non-GAAP Financial Information" section, the company expects third quarter 2006 net income to be between $0.10 and $0.16 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see "Forward-Looking Statements" below.

    Conference Call Details

    Vignette will host a conference call and live webcast regarding its first quarter financial results at 8:00 a.m. EDT on Thursday, July 27, 2006. To access the webcast, visit the Investor Relations section of Vignette's website. If you are not able to access the live webcast, dial-in information is as follows:

    Dial-in number: 888-275-3515
    Call title: Vignette Financial Results

    The webcast and conference call will be archived and available for replay from Thursday, July 27, 2006, at 10:00 a.m. EDT to Sunday,
August 27, at 11:59 p.m. EDT. The replay information is as follows:

    Toll-free number: 800-642-1687
    International number: 706-645-9291
    Access code: 2041985

    Non-GAAP Financial Information

    Vignette believes non-GAAP financial information provides a more accurate representation of the company's financial performance and uses non-GAAP information internally to evaluate and manage the company's operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

    About Vignette Corp.

    For more than 10 years, Vignette has helped organizations worldwide transform their content from a liability to an asset. Vignette's family of Enterprise Content Management (ECM) solutions lets these organizations leverage their records, documents, Web pages, images, multimedia and other unstructured content to create new opportunities, expand profits, and realize greater savings and efficiencies. Vignette (NASDAQ:VIGN) is headquartered in Austin, Texas with local operations worldwide. Visit www.vignette.com to see how the world's best-known organizations have worked with Vignette to increase their productivity, reduce their costs, manage their risk and improve their interactions with key constituents.

    Forward-Looking Statements

    This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

    Vignette and the V Logo are trademarks or registered trademarks of Vignette Corp. in the United States and other countries.

    All other names are the trademarks or registered trademarks of their respective companies.


                         VIGNETTE CORPORATION
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                               June 30,   December 31,
                                                 2006         2005
                                             ------------ ------------
                    ASSETS                   (unaudited)
Current Assets:
 Cash, cash equivalents
  and short-term investments                    $208,252     $197,057
 Accounts receivable, net                         33,591       38,610
 Prepaid expenses & other current assets           8,532        7,828
                                             ------------ ------------

 Total current assets                            250,375      243,495

 Property and equipment, net                       7,903        8,191

 Investments -- other                              7,938        8,288
 Intangible assets, net                          150,363      154,746
 Other assets                                      1,714        2,441
                                             ------------ ------------
 Total assets                                   $418,293     $417,161
                                             ============ ============

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable & accrued expenses             $31,456      $35,757
 Deferred revenue                                 34,830       34,306
 Other current liabilities                         8,650        8,113
                                             ------------ ------------

 Total current liabilities                        74,936       78,176

 Deferred revenue -- less current portion          3,444        4,553
 Long-term liabilities - less current
  portion                                          4,083        4,323
                                             ------------ ------------

 Total liabilities                                82,463       87,052
                                             ------------ ------------

 Stockholders' equity                            335,830      330,109
                                             ------------ ------------

  Total liabilities and stockholders' equity    $418,293     $417,161
                                             ============ ============


                         VIGNETTE CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)

                                 Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------ ------------------
                                   2006      2005     2006      2005
                                 --------  -------- --------  --------
                                    (Unaudited)        (Unaudited)
Revenue:
  Product license                $15,336   $17,150  $30,802   $33,440
  Services                        33,462    29,839   64,892    59,195
                                 --------  -------- --------  --------

Total revenue                     48,798    46,989   95,694    92,635

Cost of revenue:
  Product license                    573       885    1,336     1,677
  Amortization of acquired
   technology                      1,254     1,769    2,508     3,773
  Services                        15,292    13,540   29,714    26,532
                                 --------  -------- --------  --------

Total cost of revenue             17,119    16,194   33,558    31,982
                                 --------  -------- --------  --------

Gross profit                      31,679    30,795   62,136    60,653

Operating expenses:
  Research and development         8,757     8,554   17,149    17,208
  Sales and marketing             18,099    16,550   35,564    32,498
  General and administrative       4,642     5,027    9,141    10,123

  Purchased in-process research
   and development,
   acquisition-related and
   other charges                      --        --       --       270
  Business restructuring
   charges (benefit)                 292        43      267    (2,111)
  Amortization of intangible
   assets                            938     1,279    1,875     2,558
                                 --------  -------- --------  --------

Total operating expenses          32,728    31,453   63,996    60,546
                                 --------  -------- --------  --------

Income (loss) from operations     (1,049)     (658)  (1,860)      107

Other income, net                  2,368    14,908    5,051    17,359
                                 --------  -------- --------  --------

Income before income taxes         1,319    14,250    3,191    17,466

Provision for income taxes           461       789      965     1,287
                                 --------  -------- --------  --------

Net income                          $858   $13,461   $2,226   $16,179
                                 ========  ======== ========  ========

Basic net income per share         $0.03     $0.46    $0.08     $0.56
                                 ========  ======== ========  ========

Diluted net income per share       $0.03     $0.46    $0.07     $0.55
                                 ========  ======== ========  ========

Shares used in computing net
 income per share:
  Basic                           29,621    29,040   29,563    29,011
  Diluted                         29,873    29,507   29,785    29,519


                         VIGNETTE CORPORATION
          CONSOLIDATED STATEMENTS OF OPERATIONS -- NON-GAAP
                (in thousands, except per share data)

                                 Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------ ------------------
                                   2006      2005     2006      2005
                                 --------  -------- --------  --------
                                    (Unaudited)        (Unaudited)
Revenue:
  Product license                $15,336   $17,150  $30,802   $33,440
  Services                        33,462    29,839   64,892    59,195
                                 --------  -------- --------  --------

Total revenue                     48,798    46,989   95,694    92,635

Cost of revenue:
  Product license                    573       885    1,336     1,677
  Services                        15,200    13,540   29,493    26,532
                                 --------  -------- --------  --------

Total cost of revenue             15,773    14,425   30,829    28,209
                                 --------  -------- --------  --------

Non-GAAP gross profit(a)(c)       33,025    32,564   64,865    64,426

Operating expenses:
  Research and development         8,692     8,554   17,010    17,208
  Sales and marketing             17,849    16,550   35,068    32,498
  General and administrative       4,397     5,027    8,650    10,123
                                 --------  -------- --------  --------

Total operating expenses          30,938    30,131   60,728    59,829
                                 --------  -------- --------  --------
Non-GAAP income from
 operations(a)(b)(c)               2,087     2,433    4,137     4,597

Other income, net(d)               2,368     1,179    4,528     2,149
                                 --------  -------- --------  --------
Non-GAAP income before income
 taxes(a)(b)(c)(d)                 4,455     3,612    8,665     6,746

Provision for income taxes           461       789      965     1,287
                                 --------  -------- --------  --------

Non-GAAP net income(a)(b)(c)(d)   $3,994    $2,823   $7,700    $5,459
                                 ========  ======== ========  ========
Non-GAAP basic net income per
 share (a)(b)(c)(d)                $0.13     $0.10    $0.26     $0.19
                                 ========  ======== ========  ========
Non-GAAP diluted net income per
 share(a)(b)(c)(d)                 $0.13     $0.10    $0.26     $0.18
                                 ========  ======== ========  ========
Shares used in computing
 non-GAAP net income per share:
  Basic                           29,621    29,040   29,563    29,011
  Diluted                         29,873    29,507   29,785    29,519


Supplemental Data (a)(b)(c)(d):

(a) For the three months ended June 30, 2006 and 2005, excludes amortization of technology acquired in the Tower Technology Inc., Epicentric Inc. and Intraspect Software Inc. business combinations ($1.3M and $1.8M, and respectively). For the six months ended June 30, 2006 and 2005, excludes amortization of technology acquired in the Tower Technology Inc., Epicentric Inc. and Intraspect Software Inc. business combinations ($2.5M and $3.8M, respectively).

(b) For the three months ended June 30, 2006 and 2005, excludes: (1) business restructuring charges ($292,000 and $43,000, respectively; and (2) amortization of intangible assets ($0.9M and $1.3M), respectively. For the six months ended June 30, 2006 and 2005, excludes: (1) purchased in-process research and development, acquisition-related and other charges ($0.0M and $0.3M, respectively) (2) business restructuring charges (credits) ($267,000 and ($2.1M)), respectively; and (3) amortization of intangible assets ($1.9M and $2.6M, respectively).

(c) For the three months ended June 30, 2006 and 2005, excludes stock option expense related to: (1) cost of revenue services ($92,000 and $0, respectively); (2) research and development ($65,000 and $0, respectively); (3) sales and marketing ($250,000 and $0, respectively); and (4) general and administrative ($245,000 and $0, respectively). For the six months ended June 30, 2006 and 2005, excludes stock option expense related to: (1) cost of revenue services ($217,000 and $0, respectively); (2) research and development ($138,000 and $0, respectively); (3) sales and marketing ($501,000 and $0, respectively); and (4) general and administrative ($491,000 and $0, respectively).

(d) For the three months ended June 30, 2005 excludes gains on the sale of equity investments of $13.7M. For the six months ended June 30, 2006, excludes other income of $523,000 for the release of a liability recorded as part of the Tower Technology acquisition. For the six months ended June 30, 2005, excludes gain on the sale of equity investments of $15.2M.

NOTE: To supplement our consolidated financial statements presented in GAAP, Vignette uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance.

    CONTACT: Vignette Corporation, Austin
             Investors:
             Pat Kelly, 512-741-4727
             pat.kelly@vignette.com
             or
             Media:
             David Tishgart, 512-741-4871
             david.tishgart@vignette.com